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                                                                    EXHIBIT 10.1

                                 LOAN AGREEMENT

                                   DRAFT COPY

     This Loan Agreement (the "Agreement") is made as of this ___ day of October, 2000, by and between CinemaStar Luxury Theaters, Inc., a Delaware corporation ("Borrower"), and SCP Private Equity Partners, L.P., a Pennsylvania limited partnership ("Lender").

     A. Subject to the terms and conditions herein, and in other documents to be executed concurrently herewith, the parties have reached an agreement whereby Borrower and Lender will enter into a ______ Million Dollars and Zero Cents ($______) Loan ("Loan"). Borrower's obligations to repay the Loan shall be evidenced by this Loan and secured by a Security Agreement (Security Agreement") to be executed by Borrower concurrently herewith (as at any time amended, modified, or supplemented).

     NOW, THEREFORE, the Borrower and Lender hereby agree as follows:

     1. LOAN. Subject to and upon the terms and conditions set forth herein, and as set forth in the Note, Lender agrees during the period commencing on the date hereof and continuing until notice by Lender ("Availability Period") to make from time to time an advance or advances (each of which is herein called an "Advance") to Borrower in an aggregate principal amount not to exceed at any one time outstanding the amount of ______________ Dollars and Zero Cents ($_______).

          (a) NOTICE OF BORROWING. Whenever Borrower desires to borrow hereunder it shall submit a notice of proposed borrowing ("Borrowing Certificate") specifying the proposed date of borrowing, the proposed term of borrowing, the amount of the proposed borrowing, a certification of the intended use of the proceeds of such borrowing, which use shall be satisfactory to Lender. Lender shall thereupon furnish an Advance of funds in an amount equal to the amount of such approved Borrowing Certificate to such bank account as the Borrower and Lender may mutually agree. Advances may be borrowed, repaid and reborrowed; provided that all Advances, including the requested Advance and all loan or advances heretofore made under the Loan, shall not exceed in the aggregate principal amount at any time outstanding the sum of _________ Dollars and Zero Cents ($_________).

     2. REPAYMENT OBLIGATION. For value received, Borrower promises to pay to Lender, or order, the principal amount of _______________ Dollars and Zero Cents ($______), with interest on such amount until paid, at the rate set forth below. This Loan shall be secured by the Security Agreement executed concurrently herewith.

     3. REPAYMENT OF LOAN.

          (a) The outstanding principal amount of the Loan shall be due and payable as follows:



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               (1) Stated Due Date. The Loan shall be paid on the due date stated in the respective notices of borrowing, unless demand is sooner made by Lender.

               (2) Demand. The Loan shall be repaid upon the demand of Lender.

               (3) Dissolution of Borrower. Lender may demand repayment of the Loan upon commencement of the dissolution of Borrower.

The Loan may be prepaid in whole or in part at any time without penalty. Lender shall maintain a separate Loan Account to record Advances hereunder by Lender to Borrower, it being the intent hereof that all indebtedness of Borrower incurred hereunder on account of Advances shall be governed exclusively by this Agreement.

          (b) Statement of Account. The debit balance of the Loan Account shall reflect the amount of the indebtedness of Borrower to Lender from time to time by reason of Advances hereunder and payments thereof or thereon.

          (c) Security Agreement. Pursuant to this Loan, the payment obligations arising hereunder are secured by that Security Agreement dated October __, 2000, which Borrower has executed in favor of Lender concurrently herewith.

     4. INTEREST. Interest shall be payable on the outstanding principal of the Loan until repayment at the rate of ten percent (10%) per annum. Interest shall be calculated on the number of calendar days actually elapsed on the basis of a year of 365 days and paid on the earliest of (i) on the due date of the respective Advances, (ii) on demand of Lender and (iii) on the dissolution of the Borrower.

     5. SUBORDINATION TO UNION BANK. Lender and Borrower recognize that Union Bank of California, N.A. holds a first priority secured position with respect to all of the assets of Borrower. Lender and Borrower agree that all Advances made hereunder shall be and shall remain subordinate to the secured position of Union Bank.

     6. REPRESENTATIONS AND WARRANTIES. For the purpose of inducing Lender to enter into this Agreement and to make the Advances, Borrower hereby represents and warrants as of the date hereof and as of each drawdown date, that:

          (a) Organization and Standing. Borrower is a corporation duly organized and validly existing under the laws of California, and in all other jurisdictions in which the conduct, of its businesses or the ownership or lease of its properties requires such qualification, except where the failure to so qualify could not have a material adverse effect on the Borrower, its business or its financial condition. The Borrower now has and will at all times have full power and authority to own its properties and to conduct its business as now conducted or contemplated to be conducted. The Borrower has complied with all filing, permit, license and other requirements of federal, state and local laws necessary to prevent the Borrower from thereafter being precluded, by reason of its failure so to comply with any such requirements, from continuing to do business in respect to applicable jurisdictions and as now conducted, and no

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action, suit, proceeding, hearing, investigation, charge, complaint, claim, demand or notice has been filed or commenced against the Borrower alleging any failure to so comply. The Borrower has no Affiliates or Subsidiaries.

          (b) No Breach; Authorizations and Required Consents. Neither the execution, delivery nor performance of this Loan Agreement by or on behalf of Borrower will conflict with or result in a breach of any of the terms, conditions or provisions of the charter documents of Borrower or any judgment, order, injunction, decree, regulation or ruling of any court or governmental authority to which Borrower is subject or is aware, or any material agreement, contract or commitment to which Borrower is a party, or by which Borrower is bound or to which Borrower's property or assets are subject, or constitute a material default thereunder, or give to others any interests or rights, including rights of termination, cancellation or acceleration, in or with respect to any of such agreements, contracts or commitments, or otherwise require the consent or approval of any person, which consent has not heretofore been obtained.

          (c) No Litigation or Adverse Events. Borrower has not received any notice that an action, proceeding or investigation is pending or threatened that questions the validity of this Loan Agreement or any action taken or to be taken pursuant hereto.

          (d) Authorization of Agreement. Borrower has full legal right, power, capacity and authority and any approval required by law to execute and deliver this Loan Agreement and otherwise to consummate the transactions contemplated by this Loan Agreement. This Agreement has been duly authorized, executed and delivered by or on behalf of Borrower and constitutes a valid and legally binding obligation of Borrower enforceable in accordance with its terms.

          (e) No Event of Default. Borrower is not in default in the payment or performance of any of its obligations under any other agreement, instrument or undertaking to which it is a party or by which its assets are bound.

     7. CONDITIONS PRECEDENT. Prior to the making of any Advance Borrower shall have complied with the following conditions precedent to the satisfaction of Lender, unless otherwise waived in writing by Lender:

          (a) Supporting Documents. Borrower shall have delivered to Lender the Borrowing Certificate and such other certificates, resolutions and other documentation as Lender shall request in connection with each advance.

          (b) Compliance by Borrower. Borrower shall be in compliance with all terms, covenants and conditions of this Agreement and the Note, there shall exist no event of default and no event which with the giving of notice or the lapse of time or both would constitute an event of default and each of the representations and warranties made by Borrower herein and in any of the ancillary documents shall be true and correct on and as of such date with the effect as though such representations and warranties had been made on and as of such date.

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          (c) Compliance by Lender. Lender shall be in compliance with all terms, covenants and conditions of this Agreement and the Note, and there shall exist no event of default and no event which with the giving of notice or the lapse of time or both would constitute an event of default. Lender is entitled to refuse any request for an advance in the event of default or an event which with the giving of notice or the lapse of time both would constitute an event of default.

     8. COVENANTS. Borrower covenants and agrees that, until payment in full of all of the outstanding principal and interest due and owing hereunder and the termination of the Loan, Borrower will:

          (a) Permitted Use of Proceeds. Use all the proceeds of the Advances only to fund the ongoing working capital requirements for Borrower, and to repay existing indebtedness.

          (b) Existence. Comply with all laws and regulations applicable to Borrower and do or cause to be done all things necessary to preserve, renew and keep in full force and effect (i) the existence of the Borrower in California and in all other jurisdictions where Borrower conducts business and (ii) all rights, licenses, permits and franchises of Borrower.

          (c) Books, Records and Other Information. Maintain at all times true and complete books, records, reports, and accounts in which true and correct entries shall be made of its transactions in accordance with GAAP, including, without limitation, books and records with respect to all costs and expenditures incurred in connection with each of the Products. Borrower shall allow any representative of Lender to examine all such books, records, reports and files of Borrower and to make copies thereof, at such reasonable times and on reasonable prior notice during business hours and as often as Lender may request, and shall furnish such financial information as Lender may request.

          (d) Notice of Events, etc. Promptly give notice in writing to Lender of (i) any facts or circumstances that vitiate or render any of the representations or warranties contained in this Agreement untrue or false in any respect, or (ii) the occurrence of any Event of Default or the occurrence of any event which with notice and/or the passage of time will result in the occurrence of any Event of Default.

          (e) Further Assurances. At Borrower's cost and expense, duly execute and deliver, or cause to be executed and delivered to Lender, such further agreements, documents and instruments and do or cause to be done such further acts as may be necessary or proper to evidence or otherwise carry out more effectively the provisions and purposes of this Agreement as Lender may from time to time reasonably request.

          (f) Liabilities. Not create, incur, assume or suffer to exist, contingently or otherwise, any liabilities or indebtedness of Borrower, except unsecured liabilities incurred in the ordinary course of the business in accordance with the budget approved by the venturers of Borrower.

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     9. EVENTS OF DEFAULT. An Event of Default shall mean the occurrence of any of the following events:

          (a) Payment Default. If Borrower shall default in the payment of any part of the principal or interest due under this Agreement, the Note, or any other obligations when the same shall become due and payable, whether at the stated maturity or by declaration or otherwise.

          (b) Other Default. If Borrower shall default in the performance of or compliance with any term contained in this Agreement or the Note, other than those referred to in Section 9(a), and such default shall not have been remedied, or affirmative action acceptable to Lender shall not have been taken to cure the same, within ten (10) days after written notice thereof shall have been given to Borrower.

          (c) Breach of Representations. If any representation or warranty herein made by Borrower subsequently proves to have been untrue in any material respect, or any statement, certificate or data furnished by Borrower hereunder proves to have been untrue in any material respect as of the date as of which the facts therein were stated or certified.

          (d) Bankruptcy. If Borrower shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts as they become due, or shall file a voluntary petition in bankruptcy, or shall be adjudicated a bankrupt or insolvent, or shall file any petition or answer seeking for itself any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, or shall file any answer admitting or shall fail to deny the material allegations of a petition filed against Borrower for any such relief, or shall seek or consent to or acquiesce in the appointment of any trustee, receiver or liquidator of Borrower or of all or any substantial part of the properties of Borrower.

     10. REMEDIES ON DEFAULT, ETC. If an Event of Default shall have occurred and shall be continuing, Lender may (in addition to any other rights Lender may have under this Loan Agreement or the Note) proceed to (i) terminate its Loan Agreement, (ii) declare the entire unpaid aggregate principal amount of the then outstanding loan balance owed to Lender to be forthwith due and payable, whereupon the same, both as to principal and interest, shall become forthwith due and payable, without presentment, demand, protest, or notice of any kind, all of which are hereby expressly waived, and/or (iii) proceed to protect and enforce the rights of Lender by a suit in equity, action at law or other appropriate proceeding, whether for the specific performance of any agreement contained herein, or for an injunction against a violation of any of the terms thereof or in aid of the exercise of any right, power or remedy granted thereby or by law, equity, statute, or otherwise. Borrower shall pay to Lender such amounts as shall be sufficient to cover the cost and expense of any action taken by Lender to protect and enforce such rights upon an Event of Default, including (without limitation) reasonable attorney fees. No course of dealing and no delay on the part of Lender in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice Lender's rights, powers or remedies. No right, power or remedy conferred hereby shall be exclusive of any right, power or remedy referred to herein or now or hereafter available at law, in equity, by statute or otherwise.

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     11. MISCELLANEOUS.

          (a) Survival of Representations and Warranties. The parties acknowledge and agree that the representations and warranties contained in this Agreement shall survive indefinitely.

          (b) Assignment. This Agreement and any rights and obligations hereunder may not be assigned by Borrower without the consent of Lender, nor may Lender assign its rights and obligations hereunder without the consent of the other, provided however, that Lender may assign its rights and obligations hereunder to its ultimate parent company or to any of the direct or indirect wholly-owned subsidiaries of such ultimate parent company, without consent.

          (c) Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties, successors and assigns.

          (d) Notices. Any notice to any party hereunder shall be given in writing (i) by personal delivery, (ii) by prepaid courier service addressed to the addresses set forth below, (iii) by facsimile or (iv) by certified mail, postage paid, to the addresses set forth below.

          If to Borrower:   CinemaStar Luxury Theaters, Inc.
                            122230 El Camino Real, Suite 320
                            San Diego, CA 92130
                            Attn.:  Chief Financial Officer
                            Facsimile: (858) 509-9426

          If to Lender:     SCP Private Equity Partners, L.P.
                            ----------------
                            ----------------
                            Attn.:  Treasurer
                            Facsimile: (---)--------

Any such notice shall be deemed received upon the earlier of (i) actual receipt or (ii) ten (10) days after mailing as provided above. Notice of change of address shall be given by written notice in the manner detailed in this Section.

          (e) Governing Law. This Agreement and all disputes hereunder shall be construed in accordance with, and governed by, the laws of California applied to contracts made and to be performed entirely in California between residents of California.

          (f) Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, and which together shall constitute a single agreement.

          (g) Expenses. Except as otherwise provided herein, the parties hereto shall each pay all costs and expenses of their respective performance of, and compliance with, the agreements and conditions contained herein on their respective parts to be performed or complied with.

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          (h) Headings. The headings in this Agreement are intended solely for convenience of reference and shall be given no effect in the construction or interpretation of this agreement.

          (i) Waivers. No waiver of any of the provisions of this Agreement shall be valid and enforceable unless such waiver is in writing and signed by the party to be charged, and, unless otherwise stated therein, no such waiver shall constitute a waiver of any other provision hereof (whether or not similar) or a continuing waiver.

          (j) Further Assurances. Each of the parties hereto shall from time to time, without further consideration, execute and deliver such other documents and take such other actions as may reasonably be requested by another party hereto in order to effectuate the provisions of this Agreement.

          (k) Entire Agreement. This Agreement and the agreements, instruments and other documents to be delivered hereunder constitute the entire understanding and agreement between the parties hereto concerning the subject matter hereof. All negotiations between the parties hereto are merged into this Agreement, and there are no representations, warranties, covenants, understandings, or agreements, oral or otherwise, in relation thereto between the parties other than those incorporated herein and to be delivered hereunder. Except as otherwise expressly contemplated by this Agreement, nothing expressed or implied in this Agreement is intended or shall be construed so as to grant or confer on any person, firm or corporation other than the parties hereto any rights or privileges hereunder. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by the parties to be bound thereby.

     IN WITNESS WHEREOF, the undersigned have executed this Agreement on the date set forth above.


                                           CINEMASTAR LUXURY THEATERS, INC.,
                                           a California corporation



                                            -----------------------------------
                                            By:   Donald Harnois
                                                  Its: Chief Financial Officer


                                            SCP PRIVATE EQUITY PARTNERS, L.P.,
                                            A California partnership



                                            By:
                                                -------------------------------
                                            Its:
                                                -------------------------------




1563630.1